Exhibit 10.1

VARIATION AGREEMENT

THIS AGREEMENT is made on September 19, 2024

PARTIES

NOVA MINERALS LIMITED [ACN 006 690 348] of Suite 602,566 St Kilda Roda, Melbourne, VIC, 3004 (Borrower)

NEBARI GOLD FUND 1, LP of 667 Madison Avenue, 5th Floor New York, NY 10065 (Lender)

(each a Party and together the Parties)

RECITALS

(A)	The Parties entered into a Loan Agreement dated 21 November 2022 (Loan Agreement).

(B)	The Loan Agreement was subsequently varied by way of a letter waiver dated 17 June 2023 (Waiver) and by deed of variation dated 6 March 2024 (First Variation).

(C)	The Parties have agreed to vary the Loan Agreement (as amended by the Waiver and First Variation) on the terms set out in this Agreement.

OPERATIVE PART

1.	DEFINITIONS

In this Agreement, including the recitals, unless the context requires otherwise defined terms (identified with capitalised words) have the same meaning as given to them in the Loan Agreement and/or the Waiver.

2.	ConditionS

(a)	The variations referred to in clauses 4.1 and 4.2 of this Agreement are subject to, and take effect from the date on which, the Borrower obtains all necessary shareholder and regulatory approvals required to give effect to this Agreement (Effective Date). The Borrower undertakes to seek the required shareholder and regulatory approvals by no later than 30 November 2024 (being the final statutory date for its 2024 annual general meeting however intends to hold the annual general meeting prior to this date).

(b)	The Borrower will provide the Lender with notice of the success or failure of this condition in a timely manner.

(c)	In the event the condition is not met, the Borrower will do all things reasonably necessary to ensure that its capacity to issue Nova Shares under the Lender Conversion Right is available under the Borrower’s capacity to issue Nova Shares without shareholder approval under the ASX Listing Rules.

3.	WAIVER

The Lender acknowledges that on 19 September 2024 the Borrower exercised the Waiver Right while the Borrower seeks shareholder approval to increase its placement capacity, and seeks approval for the variations set out below, to allow the conversion of the Conversion Amount in circumstances where the Borrower intends to conduct a further proposed capital raise in the USA.

4.	VARIATIONS

4.1	Expiry Date

From the Effective Date, the Parties agree that the Borrower shall have the right (but not the obligation), which right may be exercised by the Borrower giving written notice to the Lender, prior to 29 November 2024, to extend the Maturity Date to no later than 29 November 2026.

4.2	Conversion Price

From the Effective Date, the Parties agree that the Conversion Price is amended to be A$0.25, subject to adjustments which may be made in accordance with clause 6.8, 6.9 and 6.10 of the Loan Agreement.

4.3	Minimum Liquidity

From the date of this Agreement, the minimum month-end consolidated cash balance of the Group required under clause 13.3(a) of the Loan Agreement be reduced to AU$1,000,000, such that clause 13.3(a) as amended reads as follows:

“(Minimum Liquidity) a minimum month-end consolidated cash balance of at least AU$1,000,000;”

5.	governing law

This Agreement is governed by the laws of, and the Parties submit to the non-exclusive jurisdiction of, the Courts of Victoria.

6.	counterparts

This document may consist of a number of counterparts and, if so, the counterparts taken together constitute one and the same instrument. A counterpart signed by a party and delivered by way of facsimile or PDF attachment to email will constitute effective execution by that party.

EXECUTED

EXECUTED by NOVA MINERALS LIMITED [ACN 006 690 348] in accordance with section 127 of the Corporations Act:	) ) ) )
/s/ Craig Bentley		/s/ Ian Pamensky
Signature of Director		Signature of Secretary

Craig Bentley		Ian Pamensky
Name of Director		Name of Secretary
(delete if/as not applicable)

EXECUTED by NEBARI GOLD FUND 1, LP, in a manner authorised by its constituent documents, in the presence of:	) ) ) ) )
/s/ Roderick van Losenoord		/s/ Clark Gillam
Signature of Witness		Signature of Authorised Signatory

Roderick van Losenoord		Clark Gillam
Name of Witness		Name of Authorised Signatory

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